UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to 14a-12


                           Ocwen Financial Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

     ---------------------------------------------------------------------------

     (2)   Form Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     (3)   Filing Party:

     ---------------------------------------------------------------------------

     (4)   Date Filed:

     ---------------------------------------------------------------------------


THIS FILING CONSISTS OF OCWEN FINANCIAL CORPORATION'S (THE "COMPANY") PRESS RELEASE DATED MARCH 10, 2006 ANNOUNCING THAT THE COMPANY'S BOARD OF DIRECTORS HAS APPROVED A PROPOSAL TO BE SUBMITTED TO SHAREHOLDERS AT THE ANNUAL MEETING TO BE HELD ON MAY 4, 2006 TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A 1-FOR-10 REVERSE STOCK SPLIT, FOLLOWED IMMEDIATELY BY A 10-FOR-1 FORWARD STOCK SPLIT.

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
     OCWEN                                       Ocwen Financial Corporation (R)
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                           FOR FURTHER INFORMATION CONTACT:

                                                Kevin J. Wilcox
                                                Corporate Secretary
                                                T: (561) 682-8000
                                                E. Kevin.Wilcox@ocwen.com


                      Ocwen Financial Corporation Announces
                  Board Approval of Reverse/Forward Stock Split

WEST PALM BEACH, FL (March 10, 2006) - Ocwen Financial Corporation (the "Company") (NYSE: OCN) today announced that its Board of Directors has approved a proposal to be submitted to shareholders at the Annual Meeting to be held on May 4, 2006 to amend the Company's Articles of Incorporation to effect a 1-for-10 reverse stock split, followed immediately by a 10-for-1 forward stock split (the "Reverse/Forward Split"). Assuming shareholders approve the proposal, the Reverse/Forward Split is currently expected to be completed on May 12, 2006 (the "Effective Date").

As a result of the Reverse/Forward Split, accounts with less than ten shares of common stock will be converted on the Effective Date into the right to receive a cash payment for each share held equal in value to the average official closing price of the common stock on The New York Stock Exchange over the ten trading days immediately preceding the Effective Date. All shareholder accounts holding ten shares or more will be unaffected, and the total number of shares held by such accounts will not change. The Company intends to treat shareholders holding common stock in street name through a nominee, such as a bank or broker-dealer, in the same manner as shareholders whose shares are registered in their names. Accordingly, the Company will instruct all nominees to effect the Reverse/Forward Split for their beneficial holders. Shareholders who hold shares in street name may wish to contact their bank or broker-dealer directly for more information.

The Reverse/Forward Split is intended to reduce the Company's administrative cost associated with the maintenance of nominal shareholder accounts while at the same time providing shareholders holding fewer than ten shares with a cost-effective way to cash out their investment without incurring brokerage or service fees. While the Company anticipates proceeding with the Reverse/Forward Split, shareholders should note that the Company's Board of Directors reserves the right to abandon the transaction at any time before the Effective Date. Additional information regarding the Reverse/Forward Split is contained in the Company's preliminary proxy statement for the 2006 Annual Meeting (the

Ocwen Financial Corporation
Announces Board Approval of Reverse/Forward Stock Split
Page 2

"2006 Proxy"), which was filed with the Securities and Exchange Commission (the "SEC") today and may be obtained free of charge through our website (http://www.ocwen.com) or through the SEC's website (http://www.sec.gov).

Ocwen Financial Corporation is a leading provider of servicing and origination processing solutions to the loan industry with headquarters in West Palm Beach, Florida, offices in Orlando, Florida and Chicago, Illinois and global operations in Canada, Germany, India and Taiwan. We make our client' loans worth more by leveraging our superior processes, innovative technology and high-quality, cost-effective global human resources. Additional information is available at www.ocwen.com.

Additional Information
This communication is not a solicitation of a proxy from any security holder of the Company. The Company will be filing with the SEC a definitive proxy statement, which will be mailed to shareholders, and other relevant documents concerning the Reverse/Forward Split and the 2006 Annual Meeting. WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents may be obtained free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by the Company will be available free of charge at the Company's website, www.ocwen.com.

Interests of Certain Persons
The respective directors and executive officers of the Company may be deemed to be participants in the solicitation of proxies in respect of the 2006 Annual Meeting and the Reverse/Forward Split. Information regarding the Company's directors and executive officers and their direct and indirect interests, including a description of their security holdings, is available in the 2006 Proxy.

Forward Looking Statements
This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Important factors that could cause actual outcomes to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: general economic and market conditions, prevailing interest or currency exchange rates, governmental regulations and policies and international political and economic uncertainty, as well as other factors detailed in Company's reports and filings with the SEC, including its periodic reports on Form 10-K for the year ended December 31, 2004, Form 10-Q for the quarters ended March 31, June 30, and September 30, 2005, and Form 8-K. The forward-looking statements speak only as of the date they are made and should not be relied upon. The Company undertakes no obligation to update or revise the forward-looking statements.